                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                          ---------------------------


                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934




       Date of Report (Date of earliest event reported): August 3, 2000

                          TELECOMM INDUSTRIES, CORP.

           (Exact name of registrant as specified in its charter)




     Delaware                    0-4410                   34-1765902
 (State or other             (commission file           (IRS employer
 jurisdiction of                number)               identification no.)
 incorporation)


                             1743 Quincy Avenue
                          Naperville, Illinois 60540

          (Address of principal executive offices and zip code)




Registrant's telephone number, including area code: (630) 369-7111

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Item 5.  Other Events.

     On July 19, 2000, Telecomm Industries Corp. (the "Company") announced that it completed the sale of its network services division pursuant to a previously announced definitive Purchase Agreement (the "Agreement"). The Agreement was executed among PentaStar Communications, Inc., PentaStar Corporation, Inc. and the Company and was effective April 15, 2000. On July 19, 2000, the Company issued a press release, filed below as an exhibit hereto and incorporated herein by reference, announcing the signing of the Agreement.

Item 7.  Financial Statements and Exhibits.

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
         (c)  Exhibits


              (99.2)    Press Release of the Company dated July 19, 2000
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                                     -2-
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                                 SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            TELECOMM INDUSTRIES CORP.



Date: August 3, 2000                        By: /s/ Paul J. Satterthwaite
                                                -----------------------------
                                                Paul J. Satterthwaite
                                                President and Chief Executive
                                                Officer.














                                     -3-
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                                EXHIBIT INDEX

Exhibit
  No.       Description
-------     -----------

  99.2      Press Release of Telecomm Industries Corp. dated July 19, 2000